                                SUBSCRIPTION AGREEMENT


The investor signatory hereto ("Subscriber") represents, warrants, acknowledges and agrees as follows:

1. Subscriber hereby subscribes for the principal amount of Notes (the "Note") issued by Tamarack Lenders Corporation ("Issuer"), as specified on the reverse side hereof, encloses and hereby tenders the amount set forth on the reverse side hereof ($10,000 minimum), as full payment for the Note for which he is subscribing, and hereby agrees, subject to the Issuer's acceptance of his subscription, to become a Noteholder in an amount equal to the amount tendered. Subscriber agrees that he may not revoke, cancel, terminate or withdraw his subscription or this Subscription Agreement without the prior written consent of the Issuer, and acknowledges that the Issuer may reject his subscription for any reason whatsoever.

2. Subscriber hereby acknowledges receipt of a copy of the current prospectus for the offering and sale of the Notes ("Prospectus") and understands that the Note being acquired will be governed by the terms of the Indenture referenced in such Prospectus and such other documents as may be referenced therein. Subscriber further understands and agrees that, following Issuer's acceptance of his subscription, he shall receive a Note which shall evidence his status as a Noteholder of Issuer, such Note to be in the form specified in the Indenture. The information set forth on the reverse side hereof is true and accurate and Subscriber has proper authority to execute this Subscription Agreement and make this investment.

3. Subscriber hereby represents that this purchase is made for the Subscriber's own account and not with a view toward distribution. Subscriber understands that it is not anticipated that an active market will ever develop for the Notes, and that accordingly it may be impossible for Subscriber to liquidate his investment in the Note, even in the event of an emergency. Any transfer of the Note must comply with the requirements of the Prospectus, the Note and with any additional requirements imposed by law or by any governmental authorities.

4. TAX REPRESENTATIONS: Under penalties of perjury, I certify that (i) the number shown on this form is my correct taxpayer identification number, and
(ii) that I am not subject to backup withholding because (A) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. Under penalties of perjury, I certify that I am not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, which would be a foreign person within the meaning of Sections 1441, 1446 and 7701(a) of the Internal Revenue Code of 1986, as amended, and that I will notify the Issuer before a change in my foreign status.

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5.   SUITABILITY.  The subscriber represents that he/she/it has either (a) an annual gross income of at least $45,000 and a net worth of at least $45,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a subscriber is a fiduciary account, the subscriber represents that the foregoing standards are met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the securities if the donor or grantor is the fiduciary.

The capitalized terms used have the meanings assigned to them in the Prospectus unless the context otherwise requires.

                              SUBSCRIPTION INSTRUCTIONS

1. Complete all items and sign and date this Subscription Agreement in the places indicated. Subscribers should use full names (not initials). If you have previously subscribed for a Note in this offering and wish to subscribe for an additional Note, please check the appropriate box and complete the entire Subscription Agreement. NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

2. Make your subscription check payable to "_______________ Bank, as Escrow Agent," for the amount entered under "Amount Enclosed" in the Subscription Agreement. After the Minimum Offering has been achieved, subscription checks
should be made payable to "Sovereign Credit Finance II, Inc."   NO SUBSCRIPTION
AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

3. Mail or deliver your signed Subscription Agreement and your check to your Registered Representative.

4. Registered Representatives: Please forward signed Subscription Agreements and checks to Tamarack Lenders Corporation, 801 East Campbell Road, Suite 310, Richardson, Texas 75081.

The following signature and other documentation requirements have been established for the following forms of ownership of the Notes:

     JOINT TENANTS AND TENANTS IN COMMON: The signatures of all joint tenants and tenants in common investors are required unless a separate document, signed by all parties and designating one as the agent of the other(s) for purposes of signing the Subscription Agreement, accompanies the Subscription Agreement.

     CORPORATION: The signature(s) of an officer(s) authorized to sign on behalf of the corporation is(are ) required.

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     PARTNERSHIP:  Specify whether the subscriber is a general or limited partnership. If it is a general partnership, the signatures of all partners are required. If it is a limited partnership, the signatures of all general partners are required.

     TRUST:  The Subscription Agreement must be signed by the trustee.

     UNIFORM GIFTS TO MINORS ACT: The required signature is that of the custodian, not of the parent (unless the parent has been designated as the custodian). Only one child is permitted in each investment under the Uniform Gifts to Minors Act. Different requirements may apply in your state. Please consult your attorney for information regarding these requirements.

                SUBSCRIPTION AGREEMENT & NEW ACCOUNT APPROVAL
                         TAMARACK LENDERS CORPORATION

Tamarack Funding Corporation                       Account Number:_____________
1000 East Campbell Rd. #110                        R/R:________________________
Richardson, TX 75081

                            9-1/2% AUTO RECEIVABLE NOTES
                            12%   AUTO RECEIVABLE NOTES

BY COMPLETING AND EXECUTING THIS SUBSCRIPTION AGREEMENT, THE INVESTOR HEREBY ACKNOWLEDGES READING AND UNDERSTANDING THE MATERIAL BELOW, AND REPRESENTS AND WARRANTS, ACKNOWLEDGES AND AGREES TO ALL PROVISIONS SET FORTH BELOW.

Amount Subscribed and Class of Notes
     $10,000 Minimum


9-1/2 % notes, 1 year maturity _________ Check here if subscriber has previously
                                         Subscribed to THIS offering.

12 % notes,    5 year maturity _________         Yes ____ No ____



                  PLEASE PRINT OR TYPE EXCEPT FOR SIGNATURES

          1. INVESTOR                             2. SPOUSE


 Full Name: ___________________________        ________________________________

 Address: _____________________________        ________________________________

 City:    _____________________________        ________________________________

 State/Zip:___ _______ Phone: _________   State/Zip:___ ______ Phone: _________

 SS# _________ Date of Birth __________  SS# _________ Date of Birth __________

 Employer: ___________________________       __________________________________

 Address: ____________________________       __________________________________

 State/Zip:___ _______ Phone: _________  State/Zip:___ _______ Phone: _________

 Position: ________ Control Person? Y N   _______________ Control Person? Y  N

 US Citizen? Y N    Country: __________  US Citizen? Y N    Country: __________

Persons who reside in foreign countries, including U.S. citizens and non-resident aliens, are not permitted to invest in notes.

Marital Status?      S  M  D  W

Highest Level of Education ____ / ____   Highest Level of Education ____ /____
& Degree(s)                              & Degrees(s)

3. I have personally invested in excess of $__________ over the past five years, including investments during such period in excess of $__________ in non-liquid investments.

4. Listed below are the types of investments I have made in the past five years, with particular attention to investments in non-marketable or non-liquid investments.

     _________________________________________________________
     _________________________________________________________
     _________________________________________________________

5. I will ____ will not ____ (check one) have an attorney, accountant, investment advisor or other consultant review this investment. If yes, please indicate name and business address: [A Purchaser Representative Questionnaire will need to be completed by your Advisor.]

     Name:______________________________ Telephone:______________

     Firm:_______________________________________________________

     Address:____________________________________________________

My investment objectives are:  (check your objective)
____ Income
____ Long term growth and safety

7.   Tax Bracket  ___15%  ___28%  ___31%  ___36%  ___39.6%

     The current market value of my liquid assets is $___________.

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8.   Nature of account: (check one)

          ____(a) Employee of firm
          ____(b) Employee of an Insurance company, Bank, Fund, or another
                  Broker/Dealer
          ____(c) Relative of (a) Relationship? ___________________
          ____(d) None

Credit references:
Bank:
Branch & Type ___________________________

Broker:
Branch & Type ___________________________


10.  Investment Experience:

     (i)  The frequency of my investment in marketable securities is:
          (  ) often    (  ) occasionally  (  ) seldom   (  ) never

     (ii) The frequency of my investment in commodities futures is:
          (  ) often    (  ) occasionally  (  ) seldom   (  ) never

     (iii) The frequency of my investment in options if:
          (  ) often    (  ) occasionally  (  ) seldom   (  ) never

     (iv) The frequency of my investment in securities purchased on margin is:
          (  ) often    (  ) occasionally  (  ) seldom   (  ) never

     (v)  The frequency of my investment in unmarketable securities is:
          (  ) often    (  ) occasionally  (  ) seldom   (  ) never

     (vi) The frequency of my investment is securities sold in reliance on the private offering exemption from registration under the Securities Act of 1933 is:
           (  ) often   (  )occasionally   (  ) seldom   (  ) never

11. Indicated in the space provided below is additional information which I think may be helpful in enabling the Company to determine whether my knowledge and experience in financial and business matters is sufficient to enable me to evaluate the merits and risks of my prospective investment:

     _________________________________________________________
     _________________________________________________________
     _________________________________________________________


ONLY PARTNERSHIPS AND CORPORATIONS NEED TO ANSWER QUESTION 12

12. If the investment will be in the name of a partnership or corporation, answer the following:

Type of Entity:________________ Date of Formation:________________

IRS Employer Identification Number:________________

Number of Shareholders or Partners:______ Net Worth: $__________

Net Income For:  Last fiscal year:  $__________   Current fiscal year
(anticipated): $__________

     NOTE: IF A CORPORATION, THE OFFICER OF THE CORPORATION WHO WILL BE RESPONSIBLE FOR MAKING THE DECISION TO PURCHASE A UNIT MUST COMPLETE A PROSPECTIVE PURCHASER QUESTIONNAIRE.

     NOTE: IF A PARTNERSHIP, THE PARTNER WHO WILL BE RESPONSIBLE FOR MAKING THE DECISION TO PURCHASE A UNIT MUST COMPLETE A PROSPECTIVE PURCHASER QUESTIONNAIRE.

13. This section is only for Trusts, Pension or Profit Sharing Plans, or IRA or KEOGH Investments.

     If the Investor is a Trust, a Pension or Profit Sharing Plan or if the investment is intended to be placed in an IRA or KEOGH account, please answer the questions below:

     (a)  Are you a Trustee of the Trust, Pension or Profit Sharing Plan?
          Yes ( )   No ( )

          1)  If YES, set forth the type of Plan or Trust proposing to invest:
              __________________

          2) If YES, set forth the state of residency of all Beneficiaries of the Plan or Trust: _________________

          3) If YES, set forth the state of residency of all Trustees of the Plan or Trust: _________________

      b) Please identify the person(s) with investment control over the Plan or Trust assets, and such person's(s') state of residence: _____________________

      c) Please identify the person(s) responsible for the ministerial or custodial duties of administering the Plan or Trust and such person(s) state of residence: _____________________

      d) If your investment is intended to be placed in an IRA or KEOGH account, please identify the person(s) with investment control over the account's assets and such person(s) state of residence: ____________________

      e) If the investment is intended to be placed in an IRA or KEOGH account, please identify the person(s) with ministerial or custodial duties over the account and such person(s) state of residence: _____________________

      f)  Number of Beneficiaries: ___________________

      g)  Net worth: $__________ Gross Income: $__________


Ownership - Check One: (Refer to the signature requirements and instructions below)

_____ Individual                                _____Trust

_____ Joint Tenant with right of survivorship   _____ IRA

_____ Tenants in common                         _____ Keogh Plan

_____ Custodian-Uniform Gifts To Minors         _____ Pension or Profit

_____ Corporation                               _____ Other __________________

_____ General Partnership

_____ Limited Partnership

REPRESENTATIONS AND WARRANTIES; COVENANTS; SIGNATURES

     I understand that the Corporation will be relying on the accuracy and completeness of my response to the foregoing questions, and I represent and warrant to the Corporation that (i) the answers to the above questions are complete and correct and may be relied upon by the Corporation in determining compliance with the Act and (ii) I am able to bear the economic risk of the investment, and at the present time and under reasonable foreseeable circumstances, I could afford a complete loss of such investment.

     I agree to provide further documentation and provide additional information to supplement and explain the subject matter hereof as requested from time to time by Corporation. Further, I agree to update the information provided by me herein as requested from time to time by the Corporation.

15.  REQUIRED SIGNATURES

Signature must be identical to subscriber name. Subscribers must sign the Subscription Agreement; Purchaser Representatives and investment advisors may not sign on behalf of subscriber.

INDIVIDUAL INVESTOR:                                       Date: _______________


___________________________________          ___________________________________
   Signature of Investor                        Printed Name of Investor

___________________________________          ___________________________________
   Signature of Co-Investor                     Printed Name of Co-Investor



ENTITY INVESTOR:  ___________________________              Date: _______________
                   Printed Name of Entity

___________________________________      _______________________________________
  Signature of Authorized Person           Printed Name and Title of
                                           Authorized Person

BROKER / DEALER:                                               Date:____________

REGISTERED REPRESENTATIVE STATEMENT - I hereby represent on recommending the purchase of Tamarack Lenders Corporation Automobile Receivables Backed Notes that I, the Registered Representative, have responsible grounds to believe that the investment is suitable for the subscriber based upon the information available to me as conveyed by the subscriber or his/her agent.


___________________________________      _____________________________________
  Signature of Registered                  Print Name of Registered
  Representative                           Representative

___________________________________     ______________________________________
  Signature of Designated Officer          Print Name of Designated Officer